                                                                    EXHIBIT 10.4

                     REGISTRATION RIGHTS AGREEMENT, dated as of April 14, 1997, among ESSEX INTERNATIONAL INC., a Delaware corporation ("ESI"), BESSEMER HOLDINGS, L.P., a Delaware limited partnership ("BHLP"), BESSEC HOLDINGS, L.P., a Delaware limited partnership, BESSEMER HOLDINGS SPECIAL SITUATIONS, L.P., a Delaware limited partnership, BGE PARTNERS, L.P., a Delaware limited partnership, BNE PARTNERS, L.P., a Delaware limited partnership, BTE PARTNERS, L.P., a Cayman Islands limited partnership and BCE PARTNERS, L.P., a Delaware limited partnership.


          WHEREAS ESI is in the process of offering certain of its shares of common stock, par value $0.01 per share ("Common Stock") to the public in a public offering (the "Offering"), as described in the Registration Statement on Form S-1 filed with the Securities and Exchange Commission ("SEC") on February 19, 1997, as Registration No. 333-22043;

          WHEREAS BHLP and certain of its affiliates will continue to own Common Stock the sale of which is restricted under Federal securities laws; and

          WHEREAS ESI has agreed to provide, or to cause certain other issuers to provide, registration rights with respect to the Common Stock owned by BHLP and certain of its affiliates, and any other securities issued to BHLP or certain of its affiliates by ESI or an associated entity.


          NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows :

          SECTION 1. Definitions. As used in this Agreement, the following terms
                     -----------
have the following meanings:

          "Affiliate" of any Person means any Person that, directly or
           ---------
indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. For the purposes of this Agreement, (a) each limited partner of each Initial Holder shall be considered an Affiliate of BHLP and (b) neither ESI nor any person controlled by ESI shall be considered to be an Affiliate of BHLP.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended
           ------------
from time to time.

          "Form S-3" means Form S-3 under the Securities Act or any successor
           --------
form or any similar form that permits incorporation by reference of reports filed by ESI under the Exchange Act.

          "Initial Holder" means each of the parties hereto, other than ESI.
           --------------

          "Investor Shareholders Agreement" means the Investors Shareholders
           -------------------------------
Agreement, dated as of October 9, 1992, among the Company and certain shareholders named therein, as amended from time to time.

          "Managing Underwriters" means the Underwriter or Underwriters that
           ---------------------
manage or lead an underwritten offering.

          "Management Stockholders Agreement" means the Management Stockholders
           ---------------------------------
and Registration Rights Agreement, dated as of October 9, 1992, among the Company and certain management purchasers named therein, as amended from time to time.

          "Person" means any individual, partnership, corporation, trust or
           ------
other entity.

          "Prospectus" means the prospectus included in any Registration
           ----------
Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all amendments and supplements to the prospectus, including post-effective amendments and including any documents incorporated by reference in any of the above described documents.

          "Registrable Securities" means all Securities then beneficially owned
           ----------------------
by BHLP and any of its Affiliates.

          "Registration Period" has the meaning set forth in Section 2(b)
           -------------------
hereof.

          "Registration Statement" means any registration statement filed by ESI
           ----------------------
with the SEC under the Securities Act that covers some or all Registrable Securities, and any amendments or supplements thereto, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents and other materials incorporated by reference therein, including a Shelf Registration Statement.

          "Securities" means Common Stock as well as any other shares of capital
           ----------
stock or other securities into which Common Stock or any Securities are reclassified or changed, including by reason of a merger, consolidation, reorganization or recapitalization or otherwise are distributed with respect to Common Stock or any Securities.

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time.

          "Shelf Registration" means a registration effected pursuant to Section
           ------------------
2 hereof.

          "Shelf Registration Statement" means a "shelf" registration statement
           ----------------------------
filed by ESI pursuant to the provisions of Section 2 hereof with the SEC covering offers and sales in accordance with Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC (whether or not ESI is then eligible to use Form S-3), that covers some or all of the Registrable Securities, and any amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          "Underwriter" means any underwriter of Registrable Securities in
           -----------
connection with an offering thereof pursuant to a Registration Statement.

          SECTION 2. Shelf Registration. (a) Upon written demand (a "Demand") by
                     ------------------
BHLP, ESI shall prepare and, not later than 60 days after the date of such demand, shall file with the SEC, and thereafter shall cause to be declared effective under the Securities Act as soon as practicable, a Shelf Registration Statement relating to the Registrable Securities in a manner elected by BHLP and set forth in such Shelf Registration Statement. No securities other than Registrable Securities shall be included in any such initial Shelf Registration Statement or any additional Shelf Registration Statement with respect thereto without the consent of BHLP; provided, however, that securities held by parties
                             --------  -------
to the Management Stockholders Agreement (other than the Company) may be included as a result of incidental or "piggyback" registration rights granted by ESI to such parties but only if securities held by parties to the Investors Shareholders Agreement (other than any Initial Holder) are included in the initial Shelf Registration Statement or any additional Shelf Registration Statement.

          (b) Subject to Section 5 hereof, ESI shall use its best efforts to keep the Shelf Registration Statement continuously effective during the period (the "Registration Period") from the date a Registration Statement is declared effective by the SEC until all Registrable Securities have been sold or can be sold without restriction, including volume and manner of sale restrictions, under the Securities Act; provided, however, that ESI's obligation to keep the
                          --------  -------
Shelf Registration Statement continuously effective during the Registration Period shall terminate 90 days after the date upon which the Initial Holders' beneficial ownership of ESI common stock drops below 10% of the outstanding shares of ESI common stock.

          (c) Without limiting the foregoing, ESI shall be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the Registration Period if ESI voluntarily takes any action or fails to take any action that would result in (i) BHLP or any of its Affiliates not being able to offer and sell Registrable Securities under the Shelf Registration Statement,
(ii) such Shelf Registration Statement failing to comply as to form with the applicable requirements of the Securities Act or (iii) any Prospectus forming a part of any Shelf Registration Statement containing an untrue statement of a material fact or omitting to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading unless, in each case, (x) such action or failure to take action is required by applicable law, rule, regulation, or legal proceeding or (y) such action or failure to take action is permitted by Section 5 hereof.

          (d) Subject to Section 5 hereof, if the Shelf Registration Statement ceases to be effective for any reason at any time during the Registration Period, ESI shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and shall (i) within 5 days of such cessation of effectiveness, amend the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or (ii) file an additional Shelf Registration Statement subsequent to the expired or ineffective Shelf Registration

Statement covering the Registrable Securities. If any additional Shelf Registration Statement is filed, ESI shall cause such Shelf Registration Statement to be declared effective as soon as practicable after such filing and to keep such Shelf Registration Statement continuously effective for the remainder of the Registration Period. As used herein, the term "Shelf Registration Statement" means any initial Shelf Registration Statement and any additional or subsequent Shelf Registration Statement filed as contemplated by this Section.

          (e) Subject to Section 5 hereof, ESI shall immediately supplement and amend any Shelf Registration Statement if (i) required by the SEC or the rules, regulations or instructions applicable to such Shelf Registration Statement (including to cause all information in such Shelf Registration Statement to conform in all respects to all information contained in reports filed by ESI with the SEC pursuant to the Exchange Act), (ii) otherwise required by, or advisable under, the Securities Act or (iii) reasonably requested by BHLP or by the Managing Underwriters with respect to an underwritten offering of such Registrable Securities.

          (f) As soon as practicable after determining that any Registrable Securities have not been included in a Shelf Registration Statement, ESI shall file a subsequent Shelf Registration Statement covering all such unregistered Registrable Securities that includes a combined Prospectus permitting the inclusion in such Prospectus of all Registrable Securities, including Registrable Securities included in a previously filed Registration Statement; provided, however, that no such subsequent Shelf Registration Statement need be
--------- -------
filed for Registrable Securities representing less than 10% of the then outstanding Common Stock of ESI unless BHLP informs ESI that BHLP or any of its Affiliates currently intends to sell such Registrable Securities.

          (g) If at any time or from time to time BHLP or any of its Affiliates desires to sell Registrable Securities in an underwritten offering pursuant to the Shelf Registration Statement, the Underwriters, including the Managing Underwriter, shall be selected by BHLP.

          (h) If ESI is, at the time of any Demand, not permitted to file a Shelf Registration Statement, or if at any time during the Registration Period ESI is not permitted to maintain a Shelf Registration Statement, ESI shall use its best efforts to, upon demand, provide BHLP and its Affiliates with substantially identical registration rights to the fullest extent permitted by law in a manner consistent with this Section and Sections 4 and 5 hereof.

          SECTION 3.  Registration Rights in Other Agreements.  The registration
                      ----------------------------------------
rights granted in this Agreement shall be in addition to any other registration rights granted by ESI to the parties hereto (other than ESI) in any other agreement.

          SECTION 4.  Registration Procedures. In connection with any
                      ------------------------
Registration Statement the following provisions shall apply:

          (a) ESI shall furnish to BHLP and its counsel prior to the filing thereof with the SEC, a copy of any such Registration Statement (including any preliminary prospectus contained therein), and each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein or document to be incorporated by reference therein and shall reflect in each such document, when so filed with the SEC, such reasonable comments as BHLP may propose.

          (b) ESI shall ensure that (i) any such Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies as to form in all material respects with the Securities Act, (ii) any such Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) subject to Section 5 hereof, any Prospectus forming part of any such Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading other than, in clauses (ii) and (iii), any such untrue statement or omission made therein in reliance upon and conformity with written information furnished to ESI by or on behalf of BHLP or any of its Affiliates specifically for inclusion therein.

          (c) ESI shall promptly advise BHLP and, if requested by BHLP, promptly confirm such advice in writing:

          (i) when any such Registration Statement and any amendment or supplement thereto has been filed with the SEC and when any such Registration Statement or any post-effective amendment thereto has become effective;

          (ii) of any request by the SEC for amendments or supplements to any such Registration Statement or the Prospectus included therein or for additional information;

          (iii) of the issuance by the SEC of any stop order suspending the effectiveness of any such Registration Statement or the initiation of any actions or proceedings for that purpose;

          (iv) of the receipt by ESI of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any action or proceeding for such purpose; and

          (v) of the happening of any event that requires the making of any changes in any such Registration Statement or Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary (in the case of the Prospectus, in light of the circumstances under which they were made) to make the statements therein not misleading.

          (d) ESI shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness of any such Registration Statement at the earliest possible time.

          (e) ESI shall furnish to BHLP and its counsel, without charge, other than incremental out-of-pocket costs, a copy of each Registration Statement and any and all post-effective amendments thereto, including financial statements and schedules, and all exhibits thereto (including those incorporated therein by reference).

          (f) ESI shall furnish BHLP and its counsel, without charge, copies of any and all transmittal letters or other correspondence with the SEC or any other governmental entity relating to a Registration Statement or the public offering of ESI's securities.

          (g) ESI shall, during the Registration Period, deliver to BHLP, without charge, other than incremental out-of-pocket costs, as many copies of the Prospectus (including each preliminary Prospectus) included in such Registration Statement and any amendment or supplement thereto as such Person may reasonably request; and subject to Section 5 hereof, ESI consents to the use of the Prospectus or any amendment or supplement thereto by each such Person in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto.

          (h) Prior to any offering of Registrable Securities pursuant to any Registration Statement, ESI shall use its best efforts to register or qualify or cooperate with BHLP and its counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities, Blue Sky or similar laws of such jurisdictions as BHLP requests, and ESI shall use its best efforts to do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statement; provided,
                                                               --------
however, that ESI shall not be required to qualify generally to do business in
-------
any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.

          (i) ESI shall cooperate with BHLP and its Affiliates to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as requested prior to such sales.

          (j) Subject to Section 5 hereof, at any time and from time to time upon the occurrence of any event contemplated by paragraph (c)(v) above, ESI shall promptly prepare and file with the SEC, a post-effective amendment to any Registration Statement or an amendment or supplement to the related Prospectus and file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities offered thereby, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary (in the case of the Prospectus, in the light of the circumstances under which they were made) to make the statement therein not misleading.

          (k) ESI shall comply with all applicable rules and regulations of the SEC and shall make generally available to BHLP as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

          (l) BHLP and its Affiliates shall furnish to ESI such information regarding their proposed distribution of Registrable Securities as ESI may from time to time reasonably require for inclusion in any Registration Statement covering the sale of Registrable Securities. Such information at the time any Registration Statement and any amendment thereto becomes effective, and at the time any Prospectus or supplement thereto previously reviewed by BHLP forming a part of any Registration

Statement is delivered in any offering of Registrable Securities, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary (in the case of the Prospectus, in light of the circumstances which the were made) to make the statements therein not misleading. BHLP shall advise ESI and, if requested by ESI, confirm such advice in writing in the event that BHLP becomes aware of the happening of any event that requires the making of any changes in a Registration Statement or Prospectus so that as of such dates the statements therein provided by BHLP and its Affiliates specifically for inclusion therein are not misleading and do not omit to state a material fact required to be stated therein or necessary (in the case of the Prospectus, in light of the circumstances under which they were made) to make the statements therein not misleading.

          (m) Subject to Section 5 hereof, ESI shall, upon request, promptly incorporate in a Prospectus or Prospectus supplement or post-effective amendment to a Registration Statement, such information, if any, as the Managing Underwriters, BHLP and ESI reasonably agree should be included therein and shall make all required filings of such Prospectus or Prospectus supplement or post-effective amendment as soon as practicable following notification of the matters to be incorporated in such Prospectus or Prospectus supplement or post-effective amendment, and ESI shall print and deliver copies of such amended Prospectus or Prospectus supplement to all purchasers of such Registrable Securities.

          (n) If requested by BHLP in connection with the offering and sale of Registrable Securities pursuant to a Registration Statement, ESI shall enter into one or more underwriting agreements with the Managing Underwriters selected in accordance with Section 2(g) hereof. Any such underwriting agreement shall contain such indemnities and other agreements as are then customarily included in underwriting agreements relating to secondary public offerings; provided,
                                                                   --------
however, that in no event shall the indemnification provisions and procedures in
-------
such underwriting agreements be less favorable to the Managing Underwriters than those contained in Section 7 hereof.

          (o) ESI shall: (i) make reasonably available for inspection during normal business hours by BHLP, any Underwriter participating in any disposition pursuant to a Registration Statement, and any attorney, accountant or other agent or representative retained by BHLP or any such Underwriter all relevant financial and other records, pertinent corporate documents and properties of ESI and its subsidiaries; (ii) cause ESI's officers, directors and employees to supply all relevant information reasonably requested by BHLP or any such Underwriter, attorney, accountant, agent or representative in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in
              --------  -------
writing by ESI as confidential at the time of delivery of such information shall be kept confidential by BHLP or any such Underwriter, attorney, accountant, agent or representative, unless (x) disclosure is, in the opinion of counsel to the disclosing party, required to be made in connection with a court proceeding or required by law or (y) such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; (iii) make such representations and warranties to the holders of Registrable Securities registered thereunder and the Underwriters, if any, in form, substance and scope as are customarily made by issuers to Underwriters in secondary public underwritten offerings; (iv) obtain opinions of counsel to ESI and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling holder of Registrable Securities and the Underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten secondary public offerings by an affiliate and such other matters as may be reasonably requested by such holders of Registrable Securities and Underwriters; (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of ESI (and, if necessary, any other independent certified public accountants of any subsidiary of ESI or of any business acquired by ESI for which financial statements and financial data are, or are required to be, included in a Registration Statement), addressed to each holder of Registrable Securities and the Underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten secondary public offerings by an affiliate; and (vi) deliver such documents and certificates as may be reasonably requested by BHLP and the Managing Underwriters, if any, including those to evidence compliance with Section 4(i) hereof and with any customary condition contained in the underwriting agreement or other agreement entered into by ESI. The foregoing action set forth in clauses (iii), (iv), (v) and (vi) of this Section 4(o) shall be performed at (A) the effectiveness of such Registration Statement and each post-effective amendment thereto and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder. The foregoing action set forth in clauses (ii), (iv) and (v) of this Section 4(o) shall also be performed at least annually if requested by BHLP or as reasonably requested in light of the need for amendments and supplements to Registration Statements.

          (p) ESI shall cause all Registrable Securities to be listed on each securities exchange or quoted through each automated interdealer quotation system on which similar securities of ESI are then listed or quoted.

          SECTION 5. Suspension of Offerings in Certain Circumstances. ESI shall
                     -------------------------------------------------
be entitled for the period referred to below to postpone the filing of any Registration Statement or the taking of any other action (including those actions required by Section 2 or 4(m) hereof) otherwise required to be prepared, filed or taken by it pursuant to Sections 2 and 4 hereof or to direct the suspension of any public offering, sale or distribution of Registrable Securities if the Board of Directors of ESI (the "Board") determines in good faith that any disclosure that would be required in connection therewith would have a material adverse effect on ESI or any financing, acquisition, disposition, merger, business combination, corporate reorganization, or other transaction or development involving ESI or any subsidiary of ESI (a "Business Development Determination"). Such postponement or direction shall continue until such time as the Board determines that the preparation or filing of such Registration Statement or the taking of any such action or such public offering, sale or distribution would no longer have a material adverse effect on ESI or any such transaction but shall not, in any event, exceed 30 days for any particular Business Development Determination or 90 days for all Business Development Determinations during any twelve month period. No Business Development Determination shall occur within 90 days of the expiration of a postponement or suspension caused by another Business Development Determination. The Board shall, as promptly as practicable, give BHLP written notice of any Business Development Determination.

          SECTION 6. Registration Expenses. ESI shall bear all out-of-pocket
                     ----------------------
costs and expenses incurred in connection with Sections 2 and 4 hereof, including fees and disbursement of counsel and accountants for it and the holders of Registrable Securities, printing, messenger and delivery expenses and all SEC, NASD and Blue Sky filing fees (including those payable by any Underwriters); provided however, that such expenses shall exclude any brokerage
               -------- -------
fees or underwriting discounts and fees.

          SECTION 7. Indemnification and Contribution. (a) Indemnification of
                     ---------------------------------     ------------------
the parties (other than ESI). In the case of any offering or sale of Registrable
----------------------------
Securities covered by this Agreement, ESI shall indemnify and hold harmless BHLP and its Affiliates and each person affiliated with or retained by any of them and who may be subject to liability under any applicable securities laws, against any and all losses, claims, damages or liabilities to which they or any of them may become subject under the Securities Act or any other statute or common law of the United States of America or political subdivision thereof, or any other country or political subdivision thereof or otherwise, including, subject to Section 7(c) hereof, any amount paid in settlement of any litigation commenced or threatened (including any amounts paid pursuant to or in settlement of claims made under customary indemnification or contribution provisions of any underwriting or similar agreement entered into by BHLP or its Affiliates in connection with any offering or sale of Registrable Securities), and shall, subject to Section 7(c) hereof, promptly reimburse them, as and when incurred, for any legal fees or disbursements or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or in any preliminary or final Prospectus included therein) or other offering document relating to the offering and sale of such Registrable Securities, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary (in the case of a Prospectus, in light of the circumstances in which they were made) to make the statements therein not misleading; provided,
                                                               --------
however, that ESI will not be liable in any case to the extent that any such
-------
loss, claim, damage, liability or action arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to ESI by or on behalf of BHLP or its Affiliates specifically for inclusion therein, including any such information furnished pursuant to Section 4(l) hereof.

          (b)  Indemnification of ESI.  In the case of any offering or sale of
               -----------------------
Securities covered by this Agreement, each holder of Registrable Securities that sells such Registrable Securities pursuant to a Registration Statement shall indemnify and hold harmless ESI and each person, if any, who controls ESI within the meaning of Section 15 of the Securities Act, each person affiliated with or retained by ESI and who may be subject to liability under any applicable securities laws, and each of ESI's directors and those officers of ESI who shall have signed any Registration Statement, offering memorandum or other offering document, against any and all losses, claims, damages or liabilities to which they or any of them may become subject under the Securities Act or any other statute or common law of the United States of America or political subdivision thereof, or any other country or political subdivision thereof or otherwise, including, subject to Section 7(c) hereof, any amount paid in settlement of any litigation commenced or threatened (including any amounts paid pursuant to or in settlement of claims made under customary indemnification or contribution provisions of any underwriting or similar agreement entered into by ESI in connection with any offering or sale of Registrable Securities pursuant to this Agreement), and shall, subject to Section 7(c) hereof, promptly reimburse them, as and when incurred, for any legal fees or disbursements or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or in any preliminary or final Prospectus included therein) or other offering document relating to the offering and sale of such Registrable Securities, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary (in the case of a Prospectus, in light of the circumstances in which they were made) to make the statements therein not misleading; provided, however, that BHLP and its Affiliates shall not be liable
            --------  -------
in any case, except to the extent such loss, claim, damage, liability or action arises out of or is based upon written information solely relating to BHLP or its Affiliates furnished to ESI by or on behalf of BHLP or its Affiliates specifically for inclusion in any Registration Statement, any preliminary Prospectus or Prospectus contained in such Registration Statement, any offering memorandum or other offering document, or any amendment thereof or supplement thereto, including any such information furnished pursuant to Section 4(l) hereof.

          (c) Procedure for Indemnification. Each party indemnified under
              ------------------------------
paragraph (a) or (b) of this Section 7, shall, promptly after receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought, notify the indemnifying party in writing of the commencement thereof. The omission of any indemnified party so to notify an indemnifying party of such action shall not relieve the indemnifying party from any liability in respect of such action that it may have to such indemnified party on account of the indemnity agreement contained in paragraph (a) or (b) of this Section 7, except to the extent that the indemnifying party was or is actually prejudiced thereby, and in no event shall relieve the indemnifying party from any other liability that it may have to such indemnified party to the extent the indemnifying party has not actually been prejudiced thereby. In case any such action shall be brought against any indemnified party and such indemnified party shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party. If the indemnifying party so assumes the defense thereof, it may not agree to any settlement of any such action as the result of which any remedy or relief, other than monetary damages for which the indemnifying party shall be responsible hereunder, shall be applied to or against the indemnified party, without the prior written consent of the indemnified party. An indemnifying party may not assume or jointly assume the defense of an action if in the reasonable judgment of the indemnified party a conflict of interest may exist between the indemnifying party and such indemnified party with respect to such action. An indemnifying party who is not entitled to, who elects not to, or who has not appointed counsel reasonably satisfactory to the indemnified party within a reasonable time to, assume the defense of an action shall be obligated to pay the fees and expenses of counsel for the indemnified party; provided, however, that the indemnifying party shall
                           --------  -------
not be obligated to pay the fees and the expenses of more than one counsel (plus local counsel if necessary) for all parties who may be indemnified by such indemnifying party with respect to such action, unless in the reasonable judgment of any indemnified party a conflict of interest exists between such indemnified party and any other indemnified party with respect to such action. If the indemnifying party does not assume the defense of an action, it shall be bound by any settlement to which the indemnified party agrees, irrespective of whether the indemnifying party consents thereto; provided, however, that if the
                                                 --------  -------
indemnifying party does not assume the defense of an action because of a conflict of interest that prevented it from doing so, then the indemnifying party shall be bound by any settlement to which the indemnified party agrees and to which the indemnifying party consents (which consent shall not be unreasonably withheld). If any settlement of any claim is effected by the indemnified party prior to commencement of any action relating thereto, the indemnifying party shall be bound thereby only if it has consented in writing thereto. In any action with respect to which the indemnifying party has assumed the defense thereof, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice;

provided, however, that the indemnifying party shall be relieved of the
--------  -------
obligation hereunder to reimburse the indemnified party for the costs of such counsel.

          SECTION 8. Recapitalizations; Spin-Offs and Similar Transaction. If
                     -----------------------------------------------------
ESI distributes, or any subsidiary or affiliate of ESI distributes, to BHLP or any of its Affiliates, any capital stock or other securities of an issuer other than ESI, ESI shall, or shall cause the issuer of such securities to, grant to BHLP and its Affiliates, registration rights with respect to such capital stock or other securities substantially the same as the registration rights granted pursuant to this Agreement with respect to the Registrable Securities.

          SECTION 9. Miscellaneous. (a) No Inconsistent Agreements. ESI has not
                     --------------     ---------------------------
as of the date hereof taken any actions in accordance with or entered into and except as expressly permitted by Section 4 hereof ESI shall not from the date hereof until the expiration of the Registration Period take any actions in accordance with or enter into, any agreement or arrangement with respect to any class of its securities that limits or interferes with or is inconsistent with the rights granted to BHLP and its Affiliates herein or otherwise conflicts with the provisions hereof.

          (b) Amendments and Waivers. The provisions of this Agreement,
              -----------------------
including the provisions of this sentence, may be amended, qualified, modified or supplemented only by means of a written instrument executed by the affected party or parties (it being understood that any such amendment executed by BHLP shall bind all holders of Registrable Securities and no holders of Registrable Securities other than BHLP may execute any such instrument without BHLP's consent).

          (c) Assignment. Neither this Agreement nor any of the rights,
              -----------
interests or obligations under this Agreement shall be assigned or transferred, in whole or in part, by any of the parties hereto, except that BHLP or any of its Affiliates may assign, in whole or in part, any or all its rights, interests, and obligations under this Agreement to any Affiliate of BHLP, and such Affiliate may assign any or all its rights, interests and obligations under this Agreement to another such Affiliate or to BHLP, but no such assignment shall relieve any party hereto of any of its obligations under this Agreement. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns. Any attempted assignment or transfer in violation of this Section 9(c) shall be void.

          (d)  Counterparts.  This Agreement may be executed in one or more
               -------------
counterparts, each of which shall be deemed an original and all of which taken together shall be considered one and the same agreement, it being understood that the parties need not sign the same counterpart.

          (e) Interpretation. The headings in this Agreement are for convenience
              ---------------
of reference only and shall not limit or otherwise affect the meaning hereof. Whenever the words "included", "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation".

          (f) Governing Law. This Agreement shall be governed by and construed
              --------------
in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

          (g)  Consent to Jurisdiction.  Each of the parties hereto irrevocably
               ------------------------
submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York located in the borough of Manhattan in the City of New York, or if such court does not have jurisdiction, the Supreme Court of the State of New York, New York County, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of the parties hereto further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth in Section 9(h) hereof (as it may be changed from time to time) shall be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each of the parties hereto irrevocably and unconditionally waives any objective to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (a) the United States District Court for the Southern District of New York or (b) the Supreme Court of the State of New York, New York County, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

          (h) Notices. All notices, requests and other communications hereunder
              --------
shall be in writing (including fax) and shall be sent, delivered or mailed, addressed, or faxed to the following address (or to such address as any party may specify as its own by giving notice in accordance herewith):

          (a)  if to ESI, to:

               Essex International Inc.
               1601 Wall Street
               Fort Wayne, IN 46802
               Tel:  (219) 461-4439
               Fax: (219) 461-4565

               Attention: Debra F. Minott, Esq.

     with a copy to:

               Cravath, Swaine & Moore
               825 Eighth Avenue
               New York, NY 10019
               Tel:  (212) 474-1293
               Fax:  (212) 474-3700

               Attention:  Richard Hall, Esq.

          (b) if to any party hereto other than ESI, to such party c/o:

              Bessemer Holdings, L.P.
              630 Fifth Avenue
              New York, NY 10111
              Tel: (212) 708-9217
              Fax: (212) 969-9032

              Attention: Robert D. Lindsay

     with a copy to:

              Cravath, Swaine & Moore
              825 Eighth Avenue
              New York, NY 10019
              Tel:  (212) 474-1293
              Fax:  (212) 474-3700

              Attention:  Richard Hall, Esq.


Each such notice, request or other communication shall be given (i) by hand delivery, (ii) by nationally recognized courier service or (iii) by fax, receipt confirmed. Each such notice, request or communication shall be effective (A) if delivered by hand or by nationally recognized courier service, when delivered at the address specified in this Section 9(h) (or in accordance with the latest unrevoked written direction from such party) and (B) if given by fax, when such fax is transmitted to the fax number specified in this Section 9(h) (or in accordance with the latest unrevoked written direction from such party), and the appropriate confirmation is received.

          (i) Severability. In the event that any one or more of the provisions
              -------------
contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.


          IN WITNESS WHEREOF, the parties hereto, by their duly authorized representatives, have caused this Agreement to be executed as of the day and year first above written.


                                       ESSEX INTERNATIONAL INC.,

                                         by
                                              /s/ Steven R. Abbott
                                           ------------------------------------
                                           Name:  Steven R. Abbott
                                           Title: President & Chief Executive
                                                  Officer


                                       BESSEMER HOLDINGS, L.P.,

                                         by KYLIX HOLDINGS L.L.C.,
                                            its general partner,

                                         by DEMAREST CORPORATION,
                                            a manager,

                                         by
                                              /s/  Robert D. Lindsay
                                           ------------------------------------
                                           Name:  Robert D. Lindsay
                                           Title: President


                                       BESSEC HOLDINGS, L.P.,

                                         by KYLIX HOLDINGS L.L.C.,
                                            its general partner,

                                         by DEMAREST CORPORATION,
                                            a manager,

                                         by
                                              /s/  Robert D. Lindsay
                                           ------------------------------------
                                           Name:  Robert D. Lindsay
                                           Title: President

                                       BESSEMER HOLDINGS SPECIAL
                                       SITUATIONS, L.P.,

                                         by KYLIX HOLDINGS L.L.C.,
                                            its general partner,

                                         by DEMAREST CORPORATION,
                                            a manager,

                                         by
                                             /s/  Robert D. Lindsay
                                           ------------------------------------
                                           Name:  Robert D. Lindsay
                                           Title: President


                                       BGE PARTNERS, L.P.,

                                         by KYLIX HOLDINGS L.L.C.,
                                            its general partner,

                                         by DEMAREST CORPORATION,
                                            a manager,

                                         by
                                             /s/  Robert D. Lindsay
                                           ------------------------------------
                                           Name:  Robert D. Lindsay
                                           Title: President


                                       BNE PARTNERS, L.P.,

                                         by KYLIX HOLDINGS L.L.C.,
                                            its general partner,

                                         by DEMAREST CORPORATION,
                                            a manager,

                                         by
                                             /s/  Robert D. Lindsay
                                           ------------------------------------
                                           Name:  Robert D. Lindsay
                                           Title: President


                                       BTE PARTNERS, L.P.,

                                         by
                                             /s/  Ed Smith
                                           ------------------------------------
                                           Name:  Ed Smith
                                           Title: Authorized Signatory

                                       BCE PARTNERS, L.P.,

                                         by KYLIX HOLDINGS L.L.C.,
                                            its general partner,

                                         by DEMAREST CORPORATION,
                                            a manager,

                                         by
                                             /s/  Robert D. Lindsay
                                           ------------------------------------
                                           Name:  Robert D. Lindsay
                                           Title: President